Exhibit 10.1

AMENDED AND RESTATED

KIMBELL ROYALTY GP, LLC

2017 LONG-TERM INCENTIVE PLAN

(Adopted Effective May 18, 2022)

1.            Purpose of the Plan.

The Amended and Restated Kimbell Royalty GP, LLC 2017 Long-Term Incentive Plan (the “Plan”) has been adopted by Kimbell Royalty GP, LLC, a Delaware limited liability company (the “Company”), the general partner of Kimbell Royalty Partners, LP, a Delaware limited partnership (the “Partnership”), and is intended to promote the interests of the Partnership and the Company and their Affiliates (as defined below) by providing to employees, consultants, and directors of the Company and its Affiliates who perform services for or on behalf of the Partnership and its subsidiaries incentive compensation awards for superior performance that are based on Units (as defined below). The Plan is also contemplated to enhance the ability of the Company and its Affiliates to attract and retain the services of individuals who are essential for the growth and profitability of the Partnership and its subsidiaries and to encourage them to devote their best efforts to advancing the business of the Partnership and its subsidiaries.

The Plan amends and restates the Kimbell Royalty GP, LLC 2017 Long-Term Incentive Plan, which was originally adopted on January 31, 2017 and subsequently amended on September 23, 2018 (the “Original Plan”).

2.            Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Award” means a Unit, Restricted Unit, Phantom Unit, Option, Unit Appreciation Right, DER, or Substitute Award granted under the Plan.

“Award Agreement” means the written agreement or other instrument by which an Award shall be evidenced.

“Board” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Conflicts Committee of the Board or, if none, the Board or such committee of the Board, if any, as may be appointed by the Board to administer the Plan.

“Consultant” means an individual, other than an Employee, providing bona fide services to the Partnership or any of its subsidiaries as a consultant or advisor, as applicable, provided that such individual is a natural person. For the avoidance of doubt, an individual may, in the discretion of the Committee, receive awards in his or her capacity as a Consultant and as a Director, if applicable.

“DER” or “Distribution Equivalent Right” means a right to receive an amount in cash or additional Awards equal to the cash distributions made by the Partnership with respect to a Unit during a specified period.

“Director” means a member of the Board who is not an Employee.

“Employee” means any employee of the Company or an Affiliate who performs services for the Partnership or its Affiliates.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” of a Unit means the closing sales price of a Unit on the principal national securities exchange or other market in which trading in Units occurs on the applicable date (or if there is no trading in the Units on such date, on the next preceding date on which there was trading) as reported in The Wall Street Journal (or other reporting service approved by the Committee). In the event Units are not traded on a national securities exchange or other market at the time a determination of Fair Market Value is required to be made hereunder, the determination of Fair Market Value shall be made in good faith by the Committee and in compliance with Section 409A of the Code. Notwithstanding the foregoing, with respect to an Award granted on the effective date of the initial public offering of Units, Fair Market Value on such date shall mean the initial offering price per Unit as stated on the cover page of the prospectus which is part of the registration statement on Form S-1 for such offering.

“Option” means an option to purchase Units granted under the Plan.

“Participant” means any Employee, Consultant or Director granted an Award under the Plan.

“Person” means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other entity.

“Phantom Unit” means a phantom (notional) Unit granted under the Plan which entitles the Participant to receive, in the discretion of the Committee, a Unit or an amount of cash equal to the Fair Market Value of a Unit.

“Restricted Period” means the period established by the Committee with respect to an Award during which the Award remains nontransferable and subject to forfeiture or is either not exercisable by or payable to the Participant, as the case may be.

“Restricted Unit” means a Unit granted under the Plan that is subject to a Restricted Period.

“SEC” means the United States Securities and Exchange Commission, or any successor thereto.

“Substitute Award” shall have the meaning set forth in Section 6(g) of the Plan.

“UAR” or “Unit Appreciation Right” means an Award that, upon exercise, entitles the holder to receive, in cash or Units in the discretion of the Committee, the excess of the Fair Market Value of a Unit on the exercise date over the exercise price established for such Unit Appreciation Right.

“Unit” means a common unit of the Partnership.

3.            Administration.

(a)            General. The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Units to be covered by Awards; (iv) determine the terms and conditions of any Award (including but not limited to performance requirements for such Award); (v) determine whether, to what extent, and under what circumstances Awards may be settled, exercised, canceled, or forfeited; (vi) interpret and administer the Plan and any instrument or agreement relating to an Award made under the Plan; (vii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (viii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. The Committee may, in its discretion, provide for the extension of the exercisability of an Award, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions applicable to an Award, waive any restriction or other provision of the Plan or an Award or otherwise amend or modify an Award in any manner that is either (i) not adverse to the Participant to whom such Award was granted; or (ii) consented to by such Participant. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, the Partnership, any Affiliate, any Participant, and any beneficiary of any Award. No member of the Committee or officer of the Company to whom the Committee has delegated authority in accordance with the provisions of Section 3(b) of the Plan shall be liable for anything done or omitted to be done by him or her, by any member of the Committee, or by any officer of the Company in connection with the performance of any duties under the Plan, except for his or her own willful misconduct or as expressly provided by statute.

(b)            Delegation. The Board or the Committee may authorize a committee of one or more members of the Board to grant individual Awards pursuant to such conditions or limitations as the Board or the Committee may establish. The Committee may also delegate to the Chief Executive Officer and to other employees of the Company (i) the authority to grant individual Awards to Consultants and to Employees who are not subject to Section 16(b) of the Exchange Act; and (ii) other administrative duties under the Plan pursuant to such conditions or limitations as the Committee may establish. The Committee may engage or authorize the engagement of a third party administrator to carry out administrative functions under the Plan.

4.            Units.

(a)            Limits on Units Deliverable. Subject to adjustment as provided in Section 4(c), the maximum number of Units that may be delivered or reserved for delivery or underlying Awards in the aggregate issued under the Plan is 8,241,600 (which number includes 4,541,600 Units that were previously reserved for delivery or underlying Awards under the Original Plan plus an additional 3,700,000 Units that may be delivered or reserved for delivery or underlying Awards upon the effectiveness of the Plan). If any Award expires, is canceled, exercised, paid, or otherwise terminates without the delivery of Units to a Participant, then the Units covered by such Award, to the extent of such expiration, cancellation, exercise, payment or termination, shall again be Units with respect to which Awards may be granted. Notwithstanding the foregoing, any Units (i) that are delivered by a Participant to the Company, or withheld by the Company, in satisfaction of the exercise or other purchase price of an Award; (ii) that are delivered by a Participant to the Company, or withheld by the Company, in satisfaction of any tax withholding obligations associated with an Award; (iii) that were subject to a unit-settled Unit Appreciation Right that were not issued upon the settlement of such Unit Appreciation Right; or (iv) that were purchased by a Participant on the open market upon the exercise of an Option shall not, in any case be available for future issuances of Awards, or delivery pursuant to other Awards, under the Plan. No Director may be granted during any calendar year Awards in his capacity as a Director having a value determined on the date of grant in excess of $500,000, or, in the first year that such individual becomes a Director, $600,000. The Committee may, from time to time, adopt and observe such rules and procedures concerning the counting of Units against the Plan maximum or any sublimit as it may deem appropriate, including rules more restrictive than those set forth above to the extent necessary to satisfy the requirements of any national stock exchange on which the Units are listed or any applicable regulatory requirement. The Board and the appropriate officers of the Company are authorized to take from time to time whatever actions are necessary, and to file any required documents with governmental authorities, stock exchanges and transaction reporting systems, to ensure that Units are available for issuance pursuant to Awards.

(b)            Sources of Units Deliverable Under Awards. Any Units delivered pursuant to an Award shall consist, in whole or in part, of Units acquired in the open market, common units already owned by the Company, common units acquired by the Company directly from the Partnership or any other person or any combination of the foregoing.

(c)            Adjustments. In the event that any distribution (whether in the form of cash, Units, other securities, or other property), recapitalization, split, reverse split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Units or other securities of the Partnership, issuance of warrants or other rights to purchase Units or other securities of the Partnership, or other similar transaction or event affects the Units, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Units (or other securities or property) with respect to which Awards may be granted; (ii) the number and type of Units (or other securities or property) subject to outstanding Awards; and (iii) the grant or exercise price with respect to any Award or, make provision for a cash payment to the holder of an outstanding Award; provided, that the number of Units subject to any Award shall always be a whole number. No adjustment pursuant to this Section 4(c) shall be made in a manner that results in noncompliance with the requirements of Section 409A of the Code, to the extent applicable.

5.            Eligibility.

Any Employee, Consultant or Director shall be eligible to be designated a Participant and receive an Award under the Plan.

6.            Awards.

Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan, or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(a)            Units. The Committee shall have the discretion to determine the Employees, Consultants and Directors to whom Units shall be granted and the number of Units to be granted. All Units granted shall be fully vested upon grant and shall not be subject to forfeiture.

(b)            Restricted Units. The Committee shall have the authority to determine the Employees, Consultants and Directors to whom Restricted Units shall be granted, the number of Restricted Units to be granted to each such Participant, the Restricted Period, the conditions under which the Restricted Units may become vested or forfeited, and such other terms and conditions as the Committee may establish with respect to such Awards. To the extent provided by the Committee, in its discretion, a grant of Restricted Units may provide that distributions made by the Partnership with respect to the Restricted Units shall be subject to the same forfeiture and other restrictions as the Restricted Unit and, if restricted, such distributions shall be held, without interest, until the Restricted Unit vests or is forfeited with the accumulated distributions being paid or forfeited (as applicable) at the same time, as the case may be. Absent such a restriction on the distributions in the Award Agreement, distributions during the Restricted Period shall be paid to the holder of the Restricted Unit without restriction.

(c)            Phantom Units. The Committee shall have the authority to determine the Employees, Consultants and Directors to whom Phantom Units shall be granted, the number of Phantom Units to be granted to each such Participant, the Restricted Period, the time or conditions under which the Phantom Units may become vested or forfeited, which may include, without limitation, the accelerated vesting upon the achievement of specified performance goals, and such other terms and conditions as the Committee may establish with respect to such Awards, including whether DERs are granted with respect to such Phantom Units.

(d)            Options. The Committee shall have the authority to determine the Employees, Consultants and Directors to whom Options shall be granted, the number of Units to be covered by each Option, whether DERs are granted with respect to such Option, the purchase price therefor and the conditions and limitations applicable to the exercise of the Option as the Committee shall determine, that are not inconsistent with the provisions of the Plan. The term of an Option may not exceed 10 years. The purchase price per Unit purchasable under an Option shall be determined by the Committee at the time the Option is granted, provided that, other than with respect to Options that are Substitute Awards, such purchase price may not be less than 100% of its Fair Market Value as of the date of grant. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, which may include, without limitation, accelerated vesting upon the achievement of specified performance goals, and the method or methods by which payment of the exercise price with respect thereto may be made or deemed to have been made, which may include, without limitation, cash, check acceptable to the Company, a broker-assisted cashless exercise through procedures approved by the Committee, delivery of previously owned Units having a Fair Market Value on the exercise date equal to the relevant exercise, or any combination thereof.

(e)            Unit Appreciation Rights. The Committee shall have the authority to determine the Employees, Consultants and Directors to whom Unit Appreciation Rights shall be granted, the number of Units to be covered by each grant and the conditions and limitations applicable to the exercise of the Unit Appreciation Right as the Committee shall determine, that are not inconsistent with the provisions of the Plan. Except for Substitute Awards, the exercise price per Unit Appreciation Right shall be not less than 100% of its Fair Market Value as of the date of grant. The term of a Unit Appreciation Right may not exceed 10 years.

(f)            Distribution Equivalent Rights. The Committee shall have the authority to determine the Employees, Consultants and Directors to whom DERs are granted, whether such DERs are tandem or separate Awards, whether the DERs shall be paid directly to the Participant, be credited to a bookkeeping account (with or without interest in the discretion of the Committee) the vesting restrictions and payment provisions applicable to the Award, and such other provisions or restrictions as determined by the Committee in its discretion all of which shall be specified in the Award Agreements.

(g)            Substitute Awards. Awards may be granted under the Plan in assumption of, or substitution for, outstanding awards previously granted by the Company or by an entity that is acquired by the Partnership or one of its Affiliates (or of which substantially all of the assets are acquired by the Partnership or one of its Affiliates), or with which the Partnership or one of its Affiliates combines or merges (any such award, a “Substitute Award”). Such Substitute Awards that are Options or Unit Appreciation Rights may have exercise prices that are less than the Fair Market Value of one Unit on the date of the substitution if such substitution complies with Section 409A of the Code and all other applicable laws and rules of the exchange upon which the Units are listed at such time. Any Units underlying Substitute Awards shall not count against the limit on Units deliverable pursuant to Awards set forth in Section 4(a) of the Plan.

7.            Limits on Transfer of Awards.

Each Award shall be exercisable or payable only to the Participant during the Participant’s lifetime, or to the person to whom the Participant’s rights shall pass by will or the laws of descent and distribution. No Award and no right under any such Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate. Notwithstanding the foregoing, to the extent specifically provided by the Committee with respect to an Award, an Award may be transferred by a Participant without consideration to immediate family members or related family trusts, limited partnerships or similar entities or on such terms and conditions as the Committee may from time to time establish.

8.            Minimum Vesting Requirement.

Notwithstanding any other provision of the Plan to the contrary, Awards granted under the Plan shall vest no earlier than the first anniversary of the date on which the Award is granted (the “Minimum Vesting Requirement”); provided, that the following Awards shall not be subject to the Minimum Vesting Requirement: any (i) Awards to Directors that vest on the one year anniversary of the date of grant, or, if earlier and if applicable, the date of the next annual meeting, so long as such annual meeting is least 50 weeks after the immediately preceding year’s annual meeting; (ii) Units delivered in lieu of fully vested cash Awards; (iii) Substitute Awards; and (iv) other Awards covering an aggregate number of Units that does not exceed five percent (5%) of the available share reserve authorized for issuance under the Plan pursuant to Section 4(a) (subject to adjustment under Section 4(c)); provided, further, that the Minimum Vesting Requirement shall not restrict the Committee’s discretion to provide for accelerated exercisability or vesting of any Award pursuant to its authority under the Plan, including in cases of retirement, death, legal disability, or a change of control, pursuant to an Award Agreement or otherwise.

9.            Securities Restrictions.

(a)            All certificates (if any) for Units or other securities of the Partnership delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Units or other securities are then listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(b)            Notwithstanding anything in the Plan or any Award Agreement to the contrary, delivery of Units pursuant to the exercise or vesting of an Award may be deferred for any period during which, in the good faith determination of the Committee, the Company is not reasonably able to obtain Units to deliver pursuant to such Award without violating the rules or regulations of any applicable law or securities exchange. No Units or other securities shall be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award Agreement (including, without limitation, any exercise price or tax withholding) is received by the Company.

10.            Change of Control.

The effect, if any, of a change of control on outstanding Awards shall be set forth in the applicable Award Agreement.

11.            Amendment and Termination.

Except as required by applicable law or the rules of the principal securities exchange on which the Units are traded, the Board may amend, alter, suspend, discontinue, or terminate the Plan in any manner, including increasing the number of Units available for Awards under the Plan, without the consent of any Participant, any other holder or beneficiary of an Award or any other Person.

12.            General Provisions.

(a)            No Rights to Award. No Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants. The terms and conditions of Awards need not be the same with respect to each recipient.

(b)            Tax Withholding. The Company or any Affiliate is authorized to withhold from any Award, from any payment due or transfer made under any Award or from any compensation or other amount owing to a Participant the amount (in cash, Units, other securities, or other property) of any applicable taxes payable up to the maximum statutory rate in respect of the grant of an Award, its exercise, the lapse of restrictions thereon, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy its withholding obligations for the payment of such taxes.

(c)            Unitholder Rights. A Participant shall not be deemed for any purpose to be a unitholder of the Partnership with respect to any of the Units subject to an Award, unless and until such Units shall have been issued therefor and delivered to the Participant or his agent. Any Unit to be issued pursuant to an Award granted under the Plan shall be subject to all restrictions upon the transfer thereof which may now or hereafter by imposed by the limited partnership agreement of the Partnership or otherwise.

(d)            Claw-Back Provisions. All Awards (including, without limitation, any proceeds, gains, or other economic benefit actually or constructively received by a Participant upon any receipt or exercise of any Award or upon the receipt or resale of any Units underlying an Award) shall be subject to the provisions of any claw-back policy implemented by the Partnership or the Company, including, without limitation, any claw-back policy adopted to comply with applicable law (including the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder) as and to the extent set forth in such claw-back policy or in an Award Agreement.

(e)            No Right to Employment or Services. The grant of an Award shall not be construed as giving a Participant the right to be retained as an Employee, Consultant or Director, as applicable. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or service at any time.

(f)            Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware without regard to its conflict of laws principles.

(g)            Severability. If any provision of the Plan or any award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or award and the remainder of the Plan and any such Award shall remain in full force and effect.

(h)            Other Laws; Exemption from Section 16(b) Liability. The Committee may refuse to issue or transfer any Units or other consideration under an Award if, in its sole discretion, it determines that the issuance or transfer of such Units or such other consideration might violate any applicable law or regulation or the rules of the principal securities exchange on which the Units are then traded, or entitle the Partnership or an Affiliate to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Furthermore, it is the intent of the Company that the grant of any Awards to, or other transaction by, a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 of the Exchange Act or another applicable exemption (except for transactions acknowledged by the Participant in writing to be non-exempt). Accordingly, if any provision of the Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 of the Exchange Act or such other exemption as then applicable to such transaction, such provision shall be construed or deemed amended or inoperative to the extent necessary to conform to the applicable requirements of Rule 16b-3 of the Exchange Act so that such Participant shall avoid liability under Section 16(b) of the Exchange Act (unless the Committee has expressly determined that the Plan or such Award should not comply with Rule 16b-3 of the Exchange Act).

(i)            No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Partnership, Company or any participating Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Partnership, Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Partnership, Company or any participating Affiliate.

(j)            No Fractional Units. No fractional Units shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Units or whether such fractional Units or any rights thereto shall be canceled, terminated, or otherwise eliminated.

(k)            Facility of Payment. Any amounts payable hereunder to any person under legal disability or who, in the judgment of the Committee, is unable to properly manage his financial affairs, may be paid to the legal representative of such person, or may be applied for the benefit of such person in any manner which the Committee may select, and the Partnership, Company and its Affiliates shall be relieved of any further liability for payment of such amounts.

(l)            Participation by Affiliates. In making Awards to Employees employed by an Affiliate of the Company, the Committee shall be acting on behalf of the Affiliate, and to the extent the Partnership has an obligation to reimburse the Affiliate for compensation paid to Employees for services rendered for the benefit of the Partnership, such payments or reimbursement payments may be made by the Partnership directly to the Affiliate, and, if made to the Company, shall be received by the Company as agent for the Affiliate.

(m)            Gender and Number. Words in the masculine gender shall include the feminine gender, the plural shall include the singular and the singular shall include the plural.

(n)            No Guarantee of Tax Consequences. None of the Board, the Partnership, the Company, any Affiliate nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

13.            Section 409A of the Code.

(a)            Awards made under the Plan are intended to comply with or be exempt from Section 409A of the Code, as applicable, and ambiguous provisions hereof, if any, shall be construed and interpreted in a manner consistent with such intent. No payment, benefit, or consideration shall be substituted for an Award if such action would result in the imposition of taxes under Section 409A of the Code. Notwithstanding anything in the Plan to the contrary, if any Plan provision or Award under the Plan would result in the imposition of an additional tax under Section 409A of the Code, that Plan provision or Award shall be reformed, to the extent permissible under Section 409A of the Code, to avoid imposition of the additional tax, and no such action shall be deemed to adversely affect the Participant’s rights to an Award.

(b)            Unless the Committee provides otherwise in an Award Agreement, each DER, Restricted Unit or Phantom Unit (or portion thereof if the Award is subject to a vesting schedule) shall be settled no later than the 15th day of the third month after the end of the first calendar year in which the Award (or such portion thereof) is no longer subject to a “substantial risk of forfeiture” within the meaning of Section 409A of the Code. If the Committee determines that a DER, Restricted Unit or Phantom Unit is intended to be subject to Section 409A of the Code, the applicable Award Agreement shall include terms that are designed to satisfy the requirements of Section 409A of the Code.

(c)            If the Participant is identified by the Company as a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code on the date on which the Participant has a “separation from service” (other than due to death) within the meaning of Treasury Regulation § 1.409A-1(h), any Award payable or settled on account of such separation from service that is deferred compensation subject to Section 409A of the Code shall be paid or settled on the earliest of (i) the first business day following the expiration of six months from the Participant’s separation from service; (ii) the date of the Participant’s death; and (iii) such earlier date as complies with the requirements of Section 409A of the Code.

14.            Term of the Plan.

The Plan has been approved by the limited partners of the Partnership and shall become effective on the later of the date of its approval by the Board or the initial public offering of Units. The Plan shall terminate on, and no Awards may be granted after, the earliest of the date established by the Board or the Committee, the 10th anniversary of the date the Plan was approved by the limited partners of the Partnership (or such earlier anniversary, if any, required by the rules of the exchange on which Units are traded) or the date Units are no longer available for delivery pursuant to Awards under the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted prior to such termination, and the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under such Award, shall extend beyond such termination date.